Exhibit 10.25

                 SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT

Peter Davenport of Mt. Kisco, NY (hereinafter referred to as the "Employee") and The Reader's Digest Association, Inc., a Delaware corporation with its headquarters at New Castle, New York (hereinafter referred to as the "Company") hereby agree as follows:

      1. Subject to fulfillment of the terms and conditions set forth in this Agreement, the Company shall pay the Employee, a supplemental retirement benefit of $60,000 per year for 15 years commencing at his normal retirement date. If he retires early, the Employee may elect to commence benefit payments at that earlier date which in no event shall be prior to attainment of age 55. In the event of such election for earlier payment, the Employee's supplemental retirement benefit will be reduced at the rate of 3% for each year by which the payment commencement date precedes his normal retirement age.

      2. The Employee agrees to fund his supplemental retirement benefit through the voluntary and irrevocable reduction in future earned compensation or by other payment in the amount of $16,943 to be made in five or, if the employee elects, fewer annual installments commuted to be of equivalent value.

      In the event that the Employee has elected to fund his benefit by reduction of future bonus payments and any such bonus is not paid or is insufficient to meet that year's payment schedule contemplated by this Agreement, the Employee shall be permitted to make or complete his annual payment amount by entering into a salary reduction agreement with the Company or by otherwise contributing the necessary funds to the Company not later than December 31 of that year or by such other date as the Company in its sole discretion shall determine. The method of funding his benefit is reflected on Schedule A attached to this Agreement and made a part hereof.

      3. Upon the completion of all installments described in paragraph 2 above, and provided the Employee is not in violation of the provisions of paragraph 4 below, or has not been discharged for cause as provided in paragraph 5 below, the Employee shall be fully vested in his supplemental retirement benefit.

      4. The Employee agrees that he will at no time disclose directly or indirectly any secret or other confidential information of the Company to any competitor or to any person not expressly authorized by the Company to receive such information.

      5. If the Employee's employment with the Company is involuntarily terminated for cause, or if the Employee is in violation of the provision of paragraph 4 above, the Employee shall forfeit all the rights and benefits of this Agreement and shall receive within 90 days of the event constituting such forfeiture, the total amount deferred or paid theretofore under this Agreement with interest compounded annually at the rate of 8%.

      For the purposes of this Agreement, cause shall mean a discharge from employment occurring by reason of the Employee's embezzlement, proven dishonesty, fraud, conviction of felonious or other charge involving moral turpitude, improper communication of confidential information obtained in the course of employment with the Company, willful failure or refusal to perform the Employee's duties and responsibilities, or conspiracy against the Company.

      6. If the Employee shall die after having commenced the payments required in paragraph 2 above but before he has received any installments of his supplemental income benefit under paragraph 1 above, his beneficiary shall become immediately vested in a survivor's income benefit as described in Schedule A attached hereto and the Company shall pay the benefit to his beneficiary in such manner as the beneficiary, with the Company's consent, shall elect.

      7. If the Employee fails to complete all payment installments required under paragraph 2 above, whether because of his disability, departure from the Company or for any other reason, excluding only death in active service, the Company shall pay him, not later than March 31 of the year following the year in which such failure to complete payment occurred, the total amounts deferred or paid theretofore under this Agreement with interest compounded annually at 8%.

      8. If the Employee shall die after the benefits described in paragraph 1 have commenced but before all annual installments have been made, the unpaid balance shall be paid to his beneficiary in such manner as the beneficiary, with the Company's consent, may elect.

      9. Upon application by the Employee to the Compensation Committee of the Company's Board of Directors, and provided the Employee is then fully vested in his supplemental retirement benefit, the Committee may, in its sole discretion, allow distribution to the Employee of all or part of the benefit, which shall not in any event exceed the then projected value of the benefit, prior to the agreed upon commencement date for benefits under paragraph 1 above. Any amount so distributed shall be limited to that which is necessary to relieve the hardship or meet the financial emergency which triggered the application. Any distribution made under this paragraph shall cause a reduction in equivalent value to the benefits thereafter payable under this Agreement and a revised Schedule A shall be prepared and attached hereto.

      10. The Company may own a policy or policies of permanent cash value life insurance on the life of the Employee, and the Company shall be the sole owner and beneficiary of any such policies. The Employee agrees to cooperate with the Company in the application process for any such insurance. If the Company shall acquire an insurance policy or any other asset in connection with its obligation under this Agreement, it is expressly understood and agreed that neither the Employee nor any beneficiary or successor to the interest of the Employee shall have any right to, or claim against, such policy or other asset. Such policy or asset shall not be deemed to be held under any trust for the benefit of the Employee, his beneficiaries, successors or assigns, or to be held in any pay as collateral security for the fulfillment of the obligations of the Company under this Agreement but shall be and remain a general, unpledged asset of the Company.

      11. The Employee shall have the right to designate in writing his beneficiary or beneficiaries under this Agreement. Such designation shall not be effective unless filed with the Company. The Employee shall have the right to change his beneficiary and to name successive or contingent beneficiaries. If there is no effective designation of a beneficiary on file at the time of the Employee's death, any death benefit payable hereunder shall be paid to the Employee's spouse, if any, and if none, to his children, if any, in equal shares, and if none, to his personal representatives. For all purposes of this Agreement, such person shall be treated as the beneficiary hereunder.

      12. It is expressly agreed that nothing contained in this Agreement shall be construed as giving an Employee the right to be retained in the employ of the Company, or as restricting the right of the Company or the Employee to terminate the employment relationship for any reason.

      13. This Agreement shall bind and run to the benefit of the successors and assigns of the Company, including any corporation or other form of business organization with which it may merge or consolidate, or to which it may transfer substantially all of its assets.

      14. The rights of the Employee under this Agreement shall not be anticipated, alienated, assigned, hypothecated, or otherwise transferred in any manner.

      15. The validity, construction, interpretation and administration of this Agreement shall be determined solely in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, said Employee has hereunto signed his name and the Company has caused this instrument to be executed in its name and on its behalf by its duly authorized officer as of the 25 day of August, 1988.

Witnesseth:

/S/DOROTHY M. CRAFT                       /S/ PETER DAVENPORT
-------------------                       -------------------
                                          Employee

/S/VIRGINA BREEN                          /S/JOSEPH M. GRECKY
----------------                          ------------------------------
                                          For The Reader's Digest
                                          Association, Inc.

                     SUPPLEMENTAL EMPLOYEE'S RETIREMENT PLAN
                              PAYMENT ELECTION FORM

1. I elect to fund the supplemental retirement benefit by agreeing to an irrevocable reduction of future incentive bonus payments and/or base salary based upon the following schedule:

      Year                                Amount

      1988                                16,943
                                          ------
      1989                                16,943
                                          ------
      1990                                16,943
                                          ------
      1991                                16,943
                                          ------
      1992                                16,943
                                          ------

            Total                       $ 84,715
                                         -------

CHECK ONE:

1a. If the incentive bonus is insufficient in any year to complete the annual payment, I elect to fund the remaining balance by a salary reduction commencing on the first pay period in October and continuing in equal installments for the remainder of the Fiscal Year.

1b. [X] If the incentive bonus is insufficient in any year to complete the annual payment, I elect to pay the remaining balance by check no later than December 31 of each year.

                                       OR

2. I elect to fund the supplemental retirement benefit by forwarding checks payable to The Reader's Digest Association, Inc. no later than December 31, of each year:

      Year                                Amount

      1989                                ____________
      1990                                ____________
      1991                                ____________
      1992                                ____________
      1993                                ____________

            Total                         $___________

                                          /S/ PETER DAVENPORT
                                          ------------------------------
                                                            Signature

                                          August 24, 1988
                                          ------------------------------
                                                            Date

                          Beneficiary Designation Form

      Pursuant to paragraph 11 of the Supplemental Retirement Agreement dated as of 8/25/88 between Peter Davenport and The Reader's Digest Association, Inc. I hereby designate the following to be my designated beneficiary(ies) under the Agreement.

A)    Primary Beneficiary(ies):

      The Estate of Peter Davenport
      -----------------------------             ------------------------
        name           relationship             Social Security #


      ---------------------------------         ------------------------
        name           relationship             Social Security #


      ---------------------------------         ------------------------
        name           relationship             Social Security #


      (for additional beneficiaries, please see reverse)

B) Contingent Beneficiary(ies) in the event that no one designated as primary beneficiary under (A) above is living at the date of my death:

      ---------------------------------         ------------------------
        name           relationship             Social Security #


      ---------------------------------         ------------------------
        name           relationship             Social Security #


      ---------------------------------         ------------------------
        name           relationship             Social Security #


      (for additional beneficiaries, please see reverse)

      I reserve the right to revoke or change my beneficiaries by filing a new form with the Company.
                                          /S/ PETER DAVENPORT
                                          ------------------------------
                                            Employee Signature

                                          3/10/90
                                           ------------------------------
                                            Date